UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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SCHWAB ANNUITY PORTFOLIOS

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Shareholder Proxy

IMPORTANT INFORMATION
What are shareholders voting on?
Why am I being asked to elect trustees?
How do I vote?
Does my vote make a difference?
Whom do I call if I have questions?
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS SCHWAB ANNUITY PORTFOLIOS
PROXY STATEMENT
PROPOSAL -- ELECTION OF TRUSTEES
Reasons for Electing Trustees
Recommendation to Elect Trustees
CORPORATE GOVERNANCE INFORMATION
Board of Trustees and Board Committees
Evaluating and Nominating Candidates for Trustee
Compensation of Trustees
Ownership of Fund Securities
Officers of the Funds
AUDITOR SELECTION AND FEES
Audit Fees
Audit-Related Fees
Tax Fees
All Other Fees
Pre-Approval Policies and Procedures
Non-Audit Services
INFORMATION ABOUT THE PROXY AND SPECIAL MEETING
Quorum Requirement
Votes Required to Elect Trustees
Voting Rights
Revoking a Proxy
Signing a Proxy or Voting Instruction Form Without Specifying Voting Instructions
Unvoted Shares
Other Business
Proxy Solicitation
Shareholder Proposals
Householding
Reports to Shareholders
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2009
INFORMATION REGARDING SCHWAB ANNUITY PORTFOLIOS
Investment Adviser and Administrator
Custodian
Distributor
Record or Beneficial Ownership
APPENDIX A
APPENDIX B
PURPOSE
COMPOSITION AND MEMBERSHIP
AUTHORITY
MEETINGS
RESPONSIBILITIES

Dear Shareholders,

Schwab Annuity Portfolios will hold a Special Meeting of Shareholders on December 14, 2009 at 8:30 a.m., Pacific Time. Please read the enclosed material and vote your shares.

Shareholders of all mutual funds in the Schwab Funds are being asked to elect trustees. The trustees of the Schwab Funds believe this proposal is in the best interests of the shareholders, and we recommend a vote FOR each of the nominees.

No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs — which are paid for by the funds and their shareholders — and will also mean that you can avoid receiving follow-up phone calls or mailings.

Thank you for your attention to this important matter.

Sincerely,

CHARLES R. SCHWAB
CHAIRMAN

i

IMPORTANT INFORMATION

What are shareholders voting on?

The Board of Trustees is asking you to vote on the election of nine members to the Board of Trustees of Schwab Annuity Portfolios.

Why am I being asked to elect trustees?

We propose to elect the same nine trustees to all the trusts in the Schwab Funds as well as the Laudus Funds, which are also advised by Charles Schwab Investment Management, Inc. By having this election, we will be able to consolidate board oversight of all of the funds in the Schwab Funds and Laudus Funds and manage them more efficiently. As described in the proxy statement, federal law also requires us, under certain circumstances, to obtain shareholder approval of the election of trustees. Having a shareholder election at this time will help us to meet these legal requirements in 2010 and beyond.

How do I vote?

You may vote in one of the following ways:

•	by internet, by going to www.proxyvote.com and following the instructions,

•	by telephone, by calling the toll-free number listed on your proxy card or voting instruction form, as applicable, and following the instructions, or

•	by mail, by signing and returning the enclosed proxy card or voting instruction form, as applicable, in the enclosed business reply envelope.

We encourage you to vote by internet or telephone, as those methods cost the funds less money to process than by mail.

Does my vote make a difference?

Yes. Even if you have very few shares, you help the funds receive enough votes to act on the proposal by casting your vote as soon as possible. By voting early, you help the funds avoid the expense of sending additional mailings to try to get shareholders to cast more votes — a process that is costly to the funds and to you as a shareholder.

Whom do I call if I have questions?

We will be happy to answer any questions you may have about the proxy materials or upcoming special meeting. Please call (800) 967-5079 Monday through Friday between 5:00 a.m. and 6:00 p.m. (Pacific Time) or Saturday 8:00 a.m. - 2:00 p.m. (Pacific Time).

ii

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
SCHWAB ANNUITY PORTFOLIOS

A special meeting of shareholders of all funds (the “Funds”) in Schwab Annuity Portfolios (the “Trust”) will be held at 211 Main Street, San Francisco, California on December 14, 2009, beginning at 8:30 a.m. Pacific Time.

The purpose of the meeting will be to conduct the following items of business:

•	Elect nine trustees to serve on the Board of Trustees for the Trust, and

•	Consider any other business properly coming before the meeting.

Shares of the Trust and its Funds are held by certain participating life insurance companies (“Insurance Companies”) in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”). The Insurance Companies and their separate accounts and not the individual variable contract owners (“variable contract owners”) are the “shareholders” of the Trust and its Funds. The Insurance Companies will offer to variable contract owners that have allocated their variable contract values to the Trust and its Funds as of the close of business on September 21, 2009 (“Affected Contract Owners”) the opportunity to instruct the Insurance Companies as to how they should vote Trust shares held by the Insurance Companies with respect to the proposals to be considered at the meeting. As an Affected Contract Owner, you have the right to instruct the Insurance Companies as to the manner in which the Trust’s shares attributable to your variable contract should be voted. For ease of reference throughout the attached proxy statement, the Insurance Companies and Affected Contract Owners will be referred to as “shareholders” of the Trust and its Funds.

Shareholders who owned shares in any Fund in the Trust as of the close of business on September 21, 2009 are entitled to attend and vote at the meeting in connection with the Trust and any adjournment or postponement of the meeting.

By order of the Board of Trustees,

Randall W. Merk
President

iii

PROXY STATEMENT

SCHWAB ANNUITY PORTFOLIOS

The Board of Trustees (the “Board”) of Schwab Annuity Portfolios (the “Trust”) is sending these proxy materials to shareholders of each mutual fund in the Trust (the “Funds”). The nine trustees that currently serve on the Board of Trustees of the Trust also serve on the Boards of Trustees of The Charles Schwab Family of Funds, Schwab Investments, and Schwab Capital Trust (the Trust, together with The Charles Schwab Family of Funds, Schwab Investments, and Schwab Capital Trust are collectively referred to as the “Schwab Funds”). The Board of Trustees is soliciting proxies in connection with the special meeting of shareholders scheduled on December 14, 2009 at 8:30 a.m., Pacific Time. The meeting will be conducted at our principal executive offices at 211 Main Street, San Francisco, California 94105. These proxy materials are being mailed to shareholders on or about October 30, 2009.

Shares of the Trust and its Funds are held by certain participating life insurance companies (“Insurance Companies”) in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, “variable contracts”). The Insurance Companies and their separate accounts and not the individual variable contract owners (“variable contract owners”) are the “shareholders” of the Trust and its Funds. In accordance with the Investment Company Act of 1940, as amended, and certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding variable contracts, the Insurance Companies will offer to variable contract owners that have allocated their variable contract values to the Trust and its Funds as of the close of business on September 21, 2009 (“Affected Contract Owners”) the opportunity to instruct the Insurance Companies as to how they should vote Trust shares held by the Insurance Companies with respect to the proposals to be considered at the meeting. As an Affected Contract Owner, you have the right to instruct the Insurance Companies as to the manner in which the Trust’s shares attributable to your variable contract should be voted. The Insurance Companies will obtain these instructions by sending you this proxy statement, the notice of special meeting and a voting instruction form.

The Insurance Companies will attend the meeting in person or by proxy and will vote Trust shares held by them in accordance with the voting instructions received from their respective Affected Contract Owners. All valid and executed voting instructions forms returned in time to be voted at the meeting will be voted in accordance with the specifications thereon. Shares for which the Insurance Companies receive no timely voting instructions from Affected Contract Owners will be voted by the Insurance Companies in the same proportion as the shares for which Affected Contract Owners have provided voting instructions to the Insurance Companies with respect to such proposal. This proportional voting may result in a small number of Affected Contract Owners determining the vote on a proposal.

For ease of reference throughout this proxy statement, the Insurance Companies and Affected Contract Owners are referred to as “shareholders” of the Trust and its Funds.

The Board of Trustees has fixed the record date as of the close of business on September 21, 2009. If you were a shareholder of the Funds at the close of business on the record date, you are entitled to notice of, and to vote at, the meeting. If you have any questions about attending the meeting in person, please call (415) 667-0780. A list of the Funds and the number of issued and outstanding shares of the Funds entitled to vote is contained in a chart in Appendix A.

PROPOSAL — ELECTION OF TRUSTEES

Shareholders of the Funds are being asked to vote on the election of trustees.

Proposal Summary	Funds Voting on the Proposal

Election of nine trustees to the Trust’s Board of Trustees.	Each Fund in the Trust will vote together with all other Funds of the Trust on the proposal. A list of the Funds is contained in Appendix A.

Reasons for Electing Trustees

While the Board of Trustees may fill vacancies, it may only do so if, after filling a vacancy, at least two-thirds of the trustees were elected by shareholders. Currently, the Board of Trustees meets this requirement, because six of the nine trustees have been elected by shareholders. However, if one or more trustees who have previously been elected by shareholders retired or left the board, we would not be able to appoint a new trustee without a shareholder vote. In addition, as indicated above, the nine trustees that currently serve on the Board of Trustees of the Trust also serve on the Boards of Trustees that oversee all of the other funds in the Schwab Funds. The Board of Trustees has determined that it would be more efficient if the same trustees that oversee the Schwab Funds also oversaw the Laudus Funds, a group of mutual funds that are also advised by Charles Schwab Investment Management, Inc. (“CSIM”) (the trusts in the Laudus Funds are the Laudus Trust and Laudus Institutional Trust, and together with the Schwab Funds are referred to as the “Fund Complex”). Consolidation of board oversight of the Schwab Funds and the Laudus Funds will result in conservation of management and trustee resources, as both fund groups share certain complex-wide administrative, legal, compliance, marketing and other functions, and the Board has determined that a single group of trustees overseeing both groups of funds would provide certain efficiencies and benefits to shareholders of the funds. While two trustees (Ms. Byerwalter and Mr. Hasler) currently serve on the board of trustees of the Laudus Funds, the Laudus Funds are not able to appoint the same trustees as the Schwab Funds without a shareholder vote. The Laudus Funds will be holding a shareholder meeting to elect the trustees of the Schwab Funds to their board. Conducting shareholder votes for both fund complexes now will expedite the benefits of a single board overseeing both fund groups, and will help us make sure that we meet the election requirements described above in 2010 and beyond.

Recommendation to Elect Trustees

We recommend that you vote for the election of each of the nine nominees listed below. All of the nominees currently serve as trustees for the Funds and will continue to do so if elected (a list of the Funds is contained in Appendix A). Ms. Byerwalter, Mr. Hasler, Mr. Schwab, Mr. Smith, Mr. Stephens and Mr. Wilsey have previously been elected to the Board of Trustees and are nominated for re-election. Mr. Bettinger, Mr. Cogan, and Mr. Wender were previously appointed by the Board of Trustees to serve as trustees for all of the Funds, but they have not yet been elected by shareholders and are nominated for election. Independent trustees recommended Messrs. Cogan and Wender to the Governance Committee for consideration as independent trustees. The Chairman recommended Mr. Bettinger to the Governance Committee for consideration as an interested trustee. The Governance Committee recommended the appointment of Messrs. Cogan, Wender and Bettinger to the Board of Trustees. Each nominee has consented to serve as a trustee for the Funds if elected and will serve until the earlier of the next election of trustees or until his or her retirement, resignation or removal. The mailing address for each trustee is c/o Charles Schwab

Investment Management, Inc., 211 Main Street, San Francisco, California 94105. Biographical information with respect to each nominee is contained below.

Name, Year of Birth, and
Position(s) with the Trust;		Number of Portfolios in
(Term of Office and Length of	Principal Occupations	Fund Complex Overseen	Other Directorships
Time Served(1))	During the Past Five Years	by the Trustee	Held by Trustee

Interested Trustees(2)

Charles R. Schwab 1937 Chairman and Trustee (Chairman and Trustee since 1994)
Founded Charles Schwab & Co., Inc., principal underwriter to the Funds, in 1971 and became Chairman in 1978. Since 1986, Chairman and Director, The Charles Schwab Corporation.

Since 1989, Director, Charles Schwab Investment Management, Inc., and appointed as Chairman in 1991. Since 1996, Chairman and Chief Executive Officer, Schwab (SIS) Holdings, Inc. I and Schwab International Holdings, Inc. Since 1999, Director and Chief Executive Officer, Schwab Holdings, Inc. Since 2003, Chairman, Charles Schwab Bank.

Through June 2007, Director, U.S. Trust Company, N.A., U.S. Trust Corporation, and United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, and Charles Schwab & Co., Inc.
		66	None.

Name, Year of Birth, and
Position(s) with the Trust;		Number of Portfolios in
(Term of Office and Length of	Principal Occupations	Fund Complex Overseen	Other Directorships
Time Served(1))	During the Past Five Years	by the Trustee	Held by Trustee

Walter W. Bettinger II 1960 Trustee (Trustee since 2008)
As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc., principal underwriter to the Funds, and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank.

Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.

From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.
		66	None.

Independent Trustees(3)

Mariann Byerwalter 1960 Trustee (Trustee since 2000)	Chairman of JDN Corporate Advisory LLC.	79	Board 1 — Director, Redwood Trust, Inc.

John F. Cogan 1947 Trustee (Trustee since 2008)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University.	66	Board 1 — Director, Gilead Sciences, Inc. Board 2 — Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee since 2000)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals). Prior to August 1998, Dean of the Haas School of Business, University of California, Berkeley (higher education).	79	Board 1 — Director, Mission West Properties. Board 2 — Director, TOUSA. Board 3 — Director, Harris-Stratex Networks. Board 4 — Director, Globalstar, Inc. Board 5 — Director, Ditech Networks Corp.

Name, Year of Birth, and
Position(s) with the Trust;		Number of Portfolios in
(Term of Office and Length of	Principal Occupations	Fund Complex Overseen	Other Directorships
Time Served(1))	During the Past Five Years	by the Trustee	Held by Trustee

Gerald B. Smith 1950 Trustee (Trustee since 2000)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisers).	66	Board 1 — Lead Independent Director, Board of Cooper Industries. Board 2 — Director and Chairman of the Audit Committee of Oneok Partners, L.P. Board 3 — Director, Oneok, Inc.

Donald R. Stephens 1938 Trustee (Trustee since 1994)	Managing Partner, D.R. Stephens & Company (investments). Prior to 1996, Chairman and Chief Executive Officer of North American Trust (real estate investment trust).	66	None.

Joseph H. Wender 1944 Trustee (Trustee since 2008)	Senior Consultant, Goldman Sachs & Co., Inc. 2008 — present; Senior Director, Chairman of the Finance Committee, GSC Group (investments), until December 2007; General Partner, Goldman Sachs & Co., until June 2005.	66	Board 1 — Director and Chairman of the Audit Committee, Isis Pharmaceuticals.

Michael W. Wilsey 1943 Trustee (Trustee since 1994)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	66	None.

(1)	Trustees remain in office until they resign, retire or are removed by shareholder vote.

(2)	Mr. Schwab and Mr. Bettinger are “interested trustees” because they are employees of Charles Schwab & Co., Inc. (“Schwab”), which is an affiliated company of CSIM, the Funds’ investment adviser. Schwab and CSIM are direct or indirect subsidiaries of The Charles Schwab Corporation (“CSC”), a publicly-traded company in which Mr. Schwab and Mr. Bettinger own stock.

(3)	The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 (Messrs. Stephens and Wilsey) are scheduled to retire on December 31, 2010.

CORPORATE GOVERNANCE INFORMATION

Board of Trustees and Board Committees

The authorized number of trustees of the Trust is currently nine and the Trust has nine trustees. There are nine nominees for election to the Board of Trustees of the Trust at the special meeting.

The Trust has an Audit and Compliance Committee, an Investment Oversight Committee, a Marketing, Distribution and Shareholder Servicing Committee, and a Governance Committee. Each of these committees is composed entirely of “independent trustees.” A table showing the frequency of Board and committee meetings is contained below.

The Audit and Compliance Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit and Compliance Committee reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors. This committee is comprised of at least three independent trustees and currently has the following members: William A. Hasler (Chairman), Mariann Byerwalter and John F. Cogan. The Board has determined that Mr. Hasler and Ms. Byerwalter are audit committee financial experts under applicable Securities and Exchange Commission definitions.

The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as trustees. This committee is comprised of at least three independent trustees and currently has the following members: Michael W. Wilsey (Chairman), Mariann Byerwalter, John F. Cogan, and William A. Hasler. A copy of the Governance Committee charter is contained in Appendix B to this proxy statement.

The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the Funds’ investment adviser. This committee is comprised of at least three trustees (two-thirds of whom shall be independent trustees) and currently has the following members: Gerald B. Smith (Chairman), Donald R. Stephens, Joseph H. Wender, and Michael W. Wilsey.

The Marketing, Distribution and Shareholder Servicing Committee reviews matters relating to the marketing of the Funds’ shares; oversees the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative service plans; oversees the Trust’s distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders; and reviews new products and changes to existing products. This committee is comprised of at least two trustees (two-thirds of whom shall be independent trustees) and currently has the following members: Donald R. Stephens (Chairman), Gerald B. Smith, and Joseph H. Wender.

The Board of Trustees, the Audit and Compliance Committee, the Investment Oversight Committee, the Marketing, Distribution and Shareholder Servicing Committee, and the Governance Committee held the number of meetings during the last fiscal year of the Trust as set forth in the chart below. Each trustee attended at least 75% of all Board and applicable committee meetings of the Trust during the most recent fiscal year, with the exception of Mr. Schwab, who attended less than 75% of the Board meetings for the Trust. The Trust does not hold annual meetings of shareholders and does not have a policy with regard to the attendance of trustees at such meetings.

Trust	Fiscal Year End	Board/Committee	Meetings

Schwab Annuity Portfolios	12/31/08	Board of Trustees	9
		Audit and Compliance	4
		Investment Oversight	4
		Marketing, Distribution and Shareholder Servicing	4
		Governance	3

Evaluating and Nominating Candidates for Trustee

In the event a vacancy exists on the Board, or a vacancy is anticipated, the Governance Committee of the Board shall consider whether it is in the best interests of the Trust and its shareholders to nominate a disinterested person or an interested person to fill the vacancy. The Governance Committee may consider candidates recommended by members of the Committee, other independent trustees of the Board, or members of the Board who are interested persons of the Trust. The Committee also may consider candidates recommended by a search firm engaged by the Committee, if the Committee chooses to engage a search firm. If the Committee determines that it is in the best interests of the Trust and its shareholders to nominate a person who is not an interested person of the Trust, only those trustees who are not interested persons may be involved in the selection and nomination of candidates for that position.

The Governance Committee, when evaluating candidates for trustee, seeks the following, minimum qualifications:

•	the ability to work together with other trustees, with full and open discussion and debate as an effective group,

•	current knowledge and experience in the Trust’s business or operations, or contacts in the community in which the Trust does business and in the industries relevant to the Trust’s business, or substantial business, financial or industry-related experience, and

•	the willingness and ability to devote adequate time to the Trust’s business.

The Committee also considers the following qualities and skills when making its determination whether a nominee is qualified:

•	relationships that may affect the independence of the trustee or conflicts of interest that may affect the trustee’s ability to discharge his or her duties,

•	diversity of experience and background, including the need for financial, business, academic, public or other expertise on the Board or Board committees, and

•	the fit of the individual’s skills and experience with those of the other trustees and potential trustees in comparison to the needs of the Trust.

When evaluating a candidate for nomination, the Committee does not assign specific weight to any of these factors nor does the Committee believe that all of the criteria necessarily apply to every candidate.

The Governance Committee does not have a policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Governance Committee would evaluate that candidate in accordance with the qualifications set forth above.

If you wish to communicate with the Board of Trustees or with the independent trustees of the Trust, you may send your communication in writing to the Secretary of the Trust, 211 Main Street, San Francisco, California 94105. You must include your name and address in the written communication and indicate whether you are a shareholder of the Funds. The Secretary will compile all communications, summarize lengthy, repetitive or duplicative communications and forward them to the appropriate trustee or trustees. The Secretary will not forward non-substantive communications or communications that pertain to personal grievances, but instead will forward them to the appropriate department for resolution. In such cases, the Secretary will retain a copy of such communications for review by any trustee upon his or her request.

Compensation of Trustees

The interested trustees (Mr. Schwab and Mr. Bettinger) receive no compensation from the Funds for their service as trustees.

Independent trustees receive compensation for their service on an aggregate basis from the Schwab Funds, which is broken out proportionally to each Fund based on a combination of the number of funds and the net assets of the funds included in the Schwab Funds. Each independent trustee currently receives the following compensation on an aggregate basis from the Schwab Funds:

•	a quarterly retainer of $37,375,

•	$8,944 for each regular meeting of the Board of Trustees,

•	$4,472 for each regular meeting of the Audit and Compliance Committee, Investment Oversight Committee, Marketing, Distribution and Shareholder Servicing Committee, and Governance Committee,

•	$2,000 for each special Board or committee meeting less than two hours,

•	$4,000 for each special Board or committee meeting of more than two hours, and

•	$4,000 per day in connection with preparation for and attendance at special appearances as determined by the trustees and $2,000 per day in connection with travel related to special appearances (the trustees received no compensation in the Trust’s prior fiscal year for special appearances).

Trustees are reimbursed reasonable out-of-pocket expenses for attending Board and committee meetings.

The compensation paid to the independent trustees is shown in the following table. The Trust does not offer pension or retirement benefits accrued as part of fund expenses, and so there is no column included for pension or retirement benefits in this table.

		Total
	Aggregate	Compensation from
	Compensation from	the Trust and the
Name of Independent Trustee	the Trust(1)	Fund Complex(2)

Mariann Byerwalter	$11,928	$295,000
John F. Cogan	$12,027	$242,000
William A. Hasler	$12,027	$297,000
Gerald B. Smith	$12,027	$242,000
Donald R. Stephens	$12,027	$242,000
Joseph H. Wender	$12,027	$242,000
Michael W. Wilsey	$12,027	$242,000

(1)	Fiscal year end reported for Funds in Schwab Annuity Portfolios is December 31, 2008.

(2)	This column includes compensation for all trustees for their service on the boards of trustees of the Schwab Funds for the calendar year ended December 31, 2008. In the case of Mr. Hasler and Ms. Byerwalter, this column also includes compensation received for their service on the boards of trustees of the Laudus Funds for the calendar year ended December 31, 2008.

Ownership of Fund Securities

The following table shows the dollar range of equity securities beneficially owned by each trustee in each Fund in Schwab Annuity Portfolios and the aggregate dollar range of equity securities beneficially owned by each trustee in the Family of Investment Companies as of September 15, 2009. The “Family of Investment Companies” referred to in this table includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios.

				Aggregate Dollar
	Dollar Range of Trustee Ownership of each Fund			Range of Trustee
	Schwab	Schwab	Schwab	Ownership in the
	Money Market	MarketTrack Growth	S&P 500 Index	Family of Investment
Name of Trustee	Portfoliotm	Portfolio IItm	Portfolio	Companies

Interested Trustees
Charles R. Schwab	0	0	0	Over $100,000
Walter W. Bettinger II	0	0	0	Over $100,000
Independent Trustees
Mariann Byerwalter	0	0	0	$50,001-$100,000
John F. Cogan	0	0	0	Over $100,000
William A. Hasler	0	0	0	Over $100,000
Gerald B. Smith	0	0	0	Over $100,000
Donald R. Stephens	0	0	0	Over $100,000
Joseph H. Wender	0	0	0	0
Michael W. Wilsey	0	0	0	Over $100,000

Officers of the Funds

The table below provides information regarding the Trust’s officers. The mailing address for each of the officers is c/o CSIM, 211 Main Street, San Francisco, California 94105.

Name of Officer, Year of Birth, and
Position(s) with the Trust;
(Term of Office and Length
of Time Served(1))	Principal Occupation(s) During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer since 2007)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer since 2004)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc. From December 1999 to November 2004, Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer since 1998)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Until 2006, Chief Legal Officer, Laudus Trust and Laudus Institutional Trust. Through June 2007, Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust.

Jeffrey M. Mortimer 1963 Senior Vice President and Chief Investment Officer — Equities and Fixed Income (Officer since 2004)	Senior Vice President and Chief Investment Officer — Equities & Fixed Income, Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust.

(1)	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she earlier dies, resigns, is removed or becomes disqualified. Each of the other officers serves as determined by the Board.

AUDITOR SELECTION AND FEES

The Audit and Compliance Committee of the Trust has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered accounting firm for the Trust. PwC has served in this capacity for the Trust since 1994. PwC conducts annual audits of each Fund’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns and the Trust’s filings with the SEC, and consults with the Trust as to matters of accounting and federal and state taxation. A representative of PwC will be available by phone during the meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Audit Fees

The aggregate fees billed by PwC for the audit of the Funds’ annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were:

Trust	Fiscal Year End	Fees

Schwab Annuity Portfolios	12/31/08	$83,640
	12/31/07	$78,260

Audit-Related Fees

“Audit-Related” fees include review of tax provisions as part of the audit of the Funds’ financial statements and are not reported under “Audit Fees” above. The aggregate fees billed by PwC for such services were:

Trust	Fiscal Year End	Fees

Schwab Annuity Portfolios	12/31/08	$5,165
	12/31/07	$4,782

Tax Fees

“Tax” fees include preparation and review of tax returns. The aggregate fees billed by PwC for such services were:

Trust	Fiscal Year End	Fees(1)

Schwab Annuity Portfolios	12/31/08	$7,186
	12/31/07	$6,654

(1)	While the fees for preparation and review of tax returns shown above were performed on behalf of the Funds, those fees were not an expense of the Funds because they were paid for by Schwab.

All Other Fees

“All Other” fees include attestation in connection with Section 15(c) board reporting under the Investment Company Act of 1940 and represent fees not included in “audit fees”, “audit-related fees” and “tax fees”. The aggregate fees billed by PwC for such services were:

Trust	Fiscal Year End	Fees

Schwab Annuity Portfolios	12/31/08	$1,071
	12/31/07	$1,316

Pre-Approval Policies and Procedures

The Trust does not have pre-approval policies and procedures as described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X.

Non-Audit Services

In the fiscal years included in the tables above, PwC did not provide any non-audit services to the Trust except for the aggregate amount included in the tables above under “audit-related fees”, “tax fees” and “all other fees”. In the fiscal years shown in the tables above, PwC did not provide any non-audit services, or any other services that would be included in the tables for “audit fees”, “audit-related fees”, “tax fees” or “all other fees” to CSIM, CSC, Schwab, or other entities under CSC’s common control that provide ongoing services to the Funds.

INFORMATION ABOUT THE PROXY AND SPECIAL MEETING

Quorum Requirement

To take action on the proposal to elect trustees, a quorum (a majority of shares entitled to vote on the proposal) must be present in person or by proxy.

If a quorum is not present at the meeting, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of the meeting will require the affirmative vote of a majority of those shares of the Trust present at the meeting in person or by proxy.

Votes Required to Elect Trustees

Shareholders of all Funds and share classes within the Trust will vote together for the election of the trustees of the Trust (a list of the Funds in the Trust is included in Appendix A). To be elected as a trustee of the Trust, each nominee must receive the affirmative vote of the holders of a plurality of the outstanding voting shares of the Trust. This means that the nine nominees receiving the highest number of affirmative votes cast by the shareholders of the Trust at the meeting will be elected.

Voting Rights

As a shareholder, you are entitled to one vote for each full share of a Fund outstanding as of the close of business on the record date and a proportionate fractional vote for each fractional share held.

Revoking a Proxy

You may revoke your proxy or voting instruction, as applicable, and change your vote by:

•	signing a proxy card or voting instruction form, as applicable, with a later date and returning it before the polls close at the meeting,

•	voting by telephone or on the Internet before 9:00 p.m. (Pacific Time) on December 13, 2009, or

•	voting at the meeting.

Signing a Proxy or Voting Instruction Form Without Specifying Voting Instructions

If you sign the proxy card or voting instruction form, as applicable, without giving instructions how to vote, your proxy or voting instruction form will be voted:

•	for the election of each of the nine nominees as trustees, and

•	according to the best judgment of the persons named as proxies for any other matters coming before the meeting.

Unvoted Shares

All valid and executed voting instruction forms returned in time to be voted at the meeting will be voted by the Insurance Companies in accordance with the specifications thereon. Shares for which the Insurance Companies receive no timely voting instructions from Affected Contract Owners will be voted by the Insurance Companies in the same proportion as the shares for which Affected Contract Owners have provided voting instructions to the Insurance Companies with respect to such proposal. Abstentions will be counted in determining a quorum for the transaction of business at the special meeting. For purposes of the proposal scheduled to be presented at the special meeting, abstentions will not be counted as votes cast and, accordingly, will not have an effect on this proposal.

Other Business

We know of no business other than the proposal contained in this proxy statement to be considered at the meeting. However, if other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and you have properly submitted your proxy card or voting instruction form, as applicable, then the persons named as proxies will vote your shares on those matters according to their best judgment.

Proxy Solicitation

Each Fund has retained D.F. King, a proxy solicitation firm, at an estimated total cost to the Fund Complex of $30,000, to assist in the solicitation of proxies. Each Fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with solicitation costs based on the net assets of the Fund.

As described in the Funds’ prospectuses, CSIM and/or Schwab have agreed to waive fees and/or reimburse expenses of certain Funds through a specified period of time when the net operating expenses of these Funds reach a certain percentage of the Fund’s daily net assets. For purposes of the fee waiver and/or reimbursement, net operating expenses do not include interest, taxes, and certain non-routine expenses. As non-routine expenses, expenses related to this proxy solicitation and the preparation and distribution of the proxy statement will be excluded from the calculations of each Fund’s total operating expenses for purposes of CSIM’s and Schwab’s fee waiver and/or reimbursement obligations.

In addition to the solicitation of proxies by mail, officers of the Trust, officers and employees of CSIM and Schwab, the Funds’ distributor, also may solicit proxies electronically, by telephone, by fax, in person or by other means. These employees and officers do not receive additional compensation for soliciting proxies.

Shareholder Proposals

The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals to be included in the proxy statement for a Fund’s next meeting of shareholders must submit the proposal to the Fund within a reasonable period of time prior to that meeting. Proposals not received within a reasonable time before the proxy materials are printed and mailed will be considered untimely. None of the Funds currently plans to hold a meeting of shareholders in 2010.

Householding

“Householding” means that we deliver a single set of proxy materials to households with multiple shareholders, provided such shareholders give their affirmative or implied consent and certain other conditions are met.

Some households with multiple shareholders already may have provided their affirmative consent or given a general consent to householding. We will provide only one set of proxy materials to each such household, unless we receive contrary instructions.

We will promptly deliver separate copies of the proxy statement and annual report at the request of any shareholder who is in a household that participates in the householding of the Funds’ proxy materials. You may call (800) 967-5079 or send your request to Schwab Annuity Portfolios Proxy Statement Request, c/o D.F. King, 48 Wall Street, 22nd Floor, New York, New York 10005.

If you currently receive multiple copies of your Fund’s proxy materials and would like to participate in householding, please call (800) 435-4000.

Reports to Shareholders

Each Fund will furnish, without charge, copies of such Fund’s most recent annual and, if applicable, semi-annual reports to shareholders to any shareholder upon request. Each Fund’s annual and, if applicable, semi-annual reports to shareholders may be obtained from the Trust by calling Schwab Funds at (800) 435-4000 or by writing to the Funds at 211 Main Street, San Francisco, California 94105.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 14, 2009

The proxy statement for this meeting is available at www.proxyvote.com.

INFORMATION REGARDING SCHWAB ANNUITY PORTFOLIOS

Investment Adviser and Administrator

CSIM, 211 Main Street, San Francisco, California 94105 serves as the investment adviser and administrator to all of the Trust’s Funds. CSIM is a wholly-owned subsidiary of CSC. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of CSC. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of CSC and its subsidiaries.

Custodian

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for Schwab Money Market Portfolio.

Brown Brothers Harriman & Co., Inc., 40 Water Street, Boston, Massachusetts 02109 serves as custodian for Schwab S&P 500 Index Portfolio and Schwab MarketTrack Growth Portfolio II.

Distributor

Schwab serves as distributor for each of the Funds.

Record or Beneficial Ownership

Each of the trustees and executive officers of the Funds, and collectively as a group, own less than 1% of each class of each of the Funds as of October 2, 2009. To the knowledge of the Trust, persons with record and/or beneficial ownership of more than 5% of any Fund as of October 2, 2009 are included in the table below.

		Amount of Shares
		Held/Nature of	Percent of
Fund	Name of Record or Beneficial Owner	Ownership	Fund

Schwab Money Market Portfolio	GREAT WEST LIFE & ANNUITY VA-1 SIGNATURE 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	103,789,640.520 Record	56%

	GREAT WEST LIFE & ANNUITY VA-1 SIGNATURE 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	51,293,194.880 Record	27%

	NATIONWIDE INSURANCE COMPANY NWVAII PO BOX 182029 COLUMBUS OH 43218-2029	19,878,866.647 Record	10%

Schwab MarketTrack Growth Portfolio II	GREAT WEST LIFE & ANNUITY VA-1 SIGNATURE 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,178,784.054 Record	44%

		Amount of Shares
		Held/Nature of	Percent of
Fund	Name of Record or Beneficial Owner	Ownership	Fund

	GREAT WEST LIFE & ANNUITY INSURANCE ATTN GENERAL ACCOUNTS 2T2 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	729,213.558 Record	27%

	GREAT WEST LIFE & ANNUITY VA-1 SIGNATURE 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	673,740.044 Record	25%

Schwab S&P500 Index Portfolio	GREAT WEST LIFE & ANNUITY VA-1 SIGNATURE 8517 E ORCHARD RD GREENWOOD VLG CO 80111	3,724,317.556 Record	47%

	GREAT WEST LIFE & ANNUITY VA-1 SIGNATURE 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	3,103,748.593 Record	39%

	GREAT WEST LIFE & ANNUITY INSURANCE ATTN GENERAL ACCOUNTS 2T2 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	578,320.258 Record	7%

APPENDIX A

Funds and Outstanding Shares

Outstanding
Fund	Shares(1)

Schwab Annuity Portfolios
Money Market Portfolio	182,135,197.940
MarketTrack Growth Portfolio II	2,642,161.482
S&P 500 Index Portfolio	7,711,204.969
Total for Schwab Annuity Portfolios	192,488,564.391

(1)	The number of outstanding shares represents the number of votes to which each Fund is entitled.

APPENDIX B

GOVERNANCE COMMITTEE CHARTER

THE CHARLES SCHWAB FAMILY OF FUNDS,
SCHWAB INVESTMENTS,
SCHWAB CAPITAL TRUST
AND SCHWAB ANNUITY PORTFOLIOS

Adopted August 31, 2005, as amended through March 19, 2009

PURPOSE

The Governance Committee (the “Committee”) of the Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, each a Massachusetts business trust (the “Trusts”), assists the Board in fulfilling its oversight responsibilities by reviewing governance-related matters and recommending candidates to serve as trustees.

COMPOSITION AND MEMBERSHIP

The Committee shall be composed of at least three members of the Board. Members of the Committee shall not be “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”). The Committee shall appoint one of its members to serve as its Chairman. Each member of the Committee shall serve until a successor is appointed.

AUTHORITY

The Committee shall have the resources and authority appropriate for purposes of discharging its responsibilities under this charter, including the authority to consult with counsel and/or to retain, at the Trusts’ expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

The Board has delegated authority to the Committee to perform the activities set forth herein. Unless otherwise required by law, any decisions of the Committee shall be deemed to be recommendations to the Board and shall not be binding upon the Board or the Trusts. While the Committee has the responsibilities and powers set forth in this charter, this charter shall not be read to impose on the Committee or any member thereof any duty to take any action or supervise any activity of any Trust not otherwise specifically imposed by applicable law on the Committee (acting as a body) or any member of the Committee (acting individually). The Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a trustee under applicable law, and service on the Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally.

MEETINGS

The Committee shall meet at such times and with such frequency as is deemed necessary or appropriate by the Committee.

RESPONSIBILITIES

The responsibilities of the Committee include, but are not limited to, the following:

Governance-Related Matters

1.	To review the composition and size of the Board to assure that the proper skills and experience are represented on the Board;

2.	To recommend policies regarding retirement and term limits of trustees;

3.	To plan and administer the Board’s self-evaluation process annually;

4.	To oversee the selection of the Trusts’ legal counsel and independent legal counsel to the Independent Trustees, and to review reports from legal counsel regarding potential conflicts of interest;

5.	To review on a periodic basis the allocation of responsibilities and functions to each of the Board’s committees and to recommend any changes in such responsibilities and functions that the Committee deems necessary or appropriate;

6.	To review periodically Independent Trustee compensation and to recommend to the Board any changes the Committee may deem appropriate;

7.	To establish policies and guidelines (if any) for the training of the trustees;

8.	To review on a periodic basis the Trusts’ insurance programs and to recommend to the Board any changes it may deem appropriate;

Board Candidates and Nominees

9.	To evaluate and nominate candidates to serve as trustees;

10.	To set any appropriate standards or qualifications for service as a trustee;

11.	To establish procedures for the consideration and evaluation of candidates to serve as trustees;

Miscellaneous

12.	To review this charter periodically and recommend any changes to the Board;

13.	To consider such other matters pertinent to the Committee’s purposes as the Committee deems necessary or appropriate; and

14.	To report its activities to the Board on a periodic basis and to make such determinations or recommendations with respect to the foregoing matters as the Committee may deem appropriate.

(This page intentionally left blank)

LGL51968-00

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
LABEL BELOW FOR MIS USE ONLY!
PO# M-3790
SCHWAB ANNUITY #910
SCHWAB COMPLEX WIDE ANNUITY MASTER FILE #001,002,003
ORIGINAL 1-UP STD 09-30-09 TM
VINNY (SCHWAB COMPLEX WIDE-MASTER - 2009 VD)
SCHWAB FUNDS
SCHWAB ANNUITY PORTFOLIOS
(THE “TRUST”)
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
FUND/INSURANCE COMPANY NAME PRINTS HERE
The undersigned hereby appoint(s) Koji Felton, Christine Pierangeli and Carolyn Stewart, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the portfolios of Schwab Annuity Portfolios with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of each such Fund to be held on December 14, 2009, at the offices of Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California, at 8:30 a.m., Pacific time, and at any adjournments or postponements thereof.
The undersigned acknowledges receipt of the Notice of the Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Special Meeting. This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

ê
Date , 2009
MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ___

OK TO PRINT AS IS* *By signing this form you are authorizing MIS to print this form in its current state.
	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE	Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

Please sign exactly as your name(s) appear on this card. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

ê		ê SCW-ANN-2009

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ___
PO# M-3790
SCHWAB ANNUITY #910	OK TO PRINT AS IS* *By signing this form you are
SCHWAB COMPLEX WIDE ANNUITY MASTER FILE	authorizing MIS to print this form in its current state.
#001,002,003
ORIGINAL 1-UP STD 09-30-09 TM VINNY (SCHWAB COMPLEX WIDE-MASTER - 2009 VD)	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
REVISION #1 10/08/09 KD
REVISION #2 10/14/09 KD
Important Notice Regarding the Availability of Proxy Materials
For the Special Meeting of Shareholders
To be held on December 14, 2009
The proxy statement for this Meeting is available at www.proxyvote.com

ê	Please fill in box as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.
THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

			FOR	WITHHOLD	FOR
			ALL	FROM ALL	ALL
PROPOSAL: TO ELECT TRUSTEES FOR THE FUNDS			NOMINEES	NOMINEES	EXCEPT

(01) Charles R. Schwab	(04) John F. Cogan	(07) Donald R. Stephens

(02) Walter W. Bettinger II	(05) William A. Hasler	(08) Joseph H. Wender	☐	☐	☐

(03) Mariann Byerwalter	(06) Gerald B. Smith	(09) Michael W. Wilsey

To withhold authority to vote for any nominee(s), check the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line above.
PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
SCW-ANN-2009

ê	ê